SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): MARCH 4, 2002

                      INTEGRATED DEFENSE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-31235                13-4027646
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                 110 WYNN DRIVE
              HUNTSVILLE, ALABAMA                                35805
    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code            (256) 895-2000

                                   NO CHANGE
         (Former name or former address, if changed since last report)

            The undersigned Registrant hereby replaces Exhibt 10.1 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 7, 2002, in order to correct a typographical error.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) EXHIBITS

NO.
---
10.1 Credit Agreement, dated as of February 27, 2002, among Integrated Defense Technologies, Inc. and Canadian Imperial Bank of Commerce, as administrative agent for itself and the lenders and other lenders named therein

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRATED DEFENSE TECHNOLOGIES, INC.


Date: March 12, 2002                    By: /s/ William E. Collins
                                            --------------------------
                                        Name: William E. Collins
                                        Title: Vice President, Administration